==============================================================================

                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, DC  20549

                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                  Date of Report (Date of earliest event reported):
                                  December 15, 1997


                              EquiVantage Acceptance Corp.
                             ------------------------------
                on behalf of EquiVantage Home Equity Loan Trust 1997-4
------------------------------------------------------------------------------

                (Exact Name of Registrant as Specified in its Charter)



           Delaware              333-22343                76-0448074
        -------------          -------------            --------------
    (State of Incorporation)    (Commission           (I.R.S. Employer
                                File Number)          Identification No.)



     13111 Northwest Freeway, Suite 301, Houston, Texas            77040
     ----------------------------------------------------------------------
     (Address of Principal Executive Offices)                    (Zip Code)



         Registrant's telephone number, including area code:  (713) 895-1957

                                      No Change
     ----------------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)


==============================================================================

Item 5.     Other Events

    EquiVantage Acceptance Corp. (the "Sponsor") registered up to $500,000,000 principal amount of Home Equity Loan Asset-Backed Certificates pursuant to Rule 415 of the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3, including a prospectus (Registration Statement File No. 333-22343) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Sponsor filed a Prospectus Supplement, and a Prospectus, each dated November 25, 1997 (together, the "Prospectus"), relating to $100,000,000 aggregate principal amount of Home Equity Loan Asset-Backed Certificates, Series 1997-4 (the "Certificates"), issued by EquiVantage Home Equity Loan Trust 1997-4 (the "Trust") on December 15, 1997 (the "Closing Date"). The Certificates consist of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates (collectively, the "Class A Certificates"), one class of subordinate Certificates and two classes of residual Certificates. Only the Class A Certificates were offered by the Prospectus. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Prospectus. The Prospectus was filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 424(b)(2) on December 11, 1997, and a supplement to the Prospectus Supplement was filed with the Commission pursuant to Rule 424(b)(3) on December 15, 1997.

    The Certificates represent the entire undivided interest in the Trust created pursuant to the Pooling and Servicing Agreement dated as of December 1, 1997 between the Sponsor, in the capacity of Seller, EquiVantage Inc., as Servicer, and Norwest Bank Minnesota, National Association, as Trustee.

    The description of the pool of Mortgage Loans that were to be included in the Trust (the "Mortgage Pool"), as set forth in the Prospectus, contained information only with respect to those Mortgage Loans identified as of the close of business on October 31, 1997 (the "Statistic Calculation Date"). The statistical information presented in this Current Report on Form 8-K is based on the characteristics of the Mortgage Loans in the Mortgage Pool as of the close of business on December 1, 1997 (the "Cut-off Date"). This Current Report on Form 8-K is being filed to update the description of the Mortgage Pool contained in the Prospectus and to file copies of certain final agreements executed in connection with the issuance of the Certificates. A description of the final Mortgage Pool follows.

                               THE MORTGAGE POOL

General

    As of the Cut-off Date, approximately 80% of the Mortgage Loans were home equity loans, i.e., loans used (x) to refinance an existing mortgage loan on more favorable terms, (y) to consolidate debt or (z) to obtain cash proceeds by borrowing against the Mortgagor's equity in the related Mortgaged Property. The remaining Mortgage Loans are "purchase money" loans, the proceeds of which were used to purchase the related Mortgaged Property.

    Each Mortgage Loan in the Trust has been assigned to one of two mortgage loan groups (the "Fixed Rate Group" and the "Adjustable Rate Group" and, each, a "Mortgage Loan Group") comprised of Mortgage Loans that bear interest at fixed rates only (except for Program Loans included in the Fixed Rate Group described below) in the case of the Fixed Rate Group, and Mortgage Loans that bear interest at rates subject to periodic adjustment only, in the case of the Adjustable Rate Group. As of the Cut-off Date, approximately 4.94% of the Mortgage Loans in the Fixed Rate Group by aggregate principal balance (3.49% of the aggregate Loan Balances) were Program Loans that provide for reductions in the related Mortgage Rates by as much as 1.50% under certain circumstances. As of the Cut-off Date, no Mortgage Loan in the Adjustable Rate Group was a Program Loan. The Class A-1, Class A-2, Class A-3 and Class A-4 Certificates represent undivided ownership interests in all Mortgage Loans contained in the Fixed Rate Group, and the Class A-5 Certificates represent undivided ownership interests in all Mortgage Loans contained in the Adjustable Rate Group.

    The Mortgage Loan Groups contained, as of the Cut-off Date, 1405 loans to be sold by the Sponsor to the Trust evidenced by promissory notes (the "Notes") secured by Mortgages on the Mortgaged Properties, which are located in 31 states. The Mortgaged Properties securing the Mortgage Loans consist primarily of single-family residences (each of which may be detached, a rowhouse or townhouse, part of a two- to four-family dwelling, a condominium unit or a unit in a planned unit development ("PUD")). The Mortgaged Properties are both owner-occupied (which includes second and vacation homes) and non-owner occupied investment properties. Approximately 94.17% of the Mortgage Loans in the Fixed Rate Group as of the Cut-off Date are secured by first lien mortgages or deeds of trust on the related Mortgaged Properties and approximately 5.83% of the Mortgage Loans in the Fixed Rate Group as of the Cut-off Date are secured by junior liens on the related Mortgaged Properties. All of the Mortgage Loans included in the Adjustable Rate Group are secured by first lien mortgages or deeds of trust on the related Mortgaged Properties.

    As of the Cut-off Date, no Mortgage Loan had a remaining term to maturity greater than 30 years and no Mortgage Loan was more than 30 days delinquent (as such term is defined in footnote (2) to the Delinquency Experience table on page S-20 of the Prospectus Supplement). As of the last day of the month immediately preceding the Closing Date, no Mortgage Loan was more than 59 days delinquent.

Fixed Rate Group

    As of the Cut-off Date, the Mortgage Loans in the Fixed Rate Group consisted of 1,118 loans secured by Mortgaged Properties located in 26 states, as specified in the tables below. As of the Cut-off Date, the Mortgage Loans in the Fixed Rate Group had an aggregate principal balance of $71,722,201.50, the minimum principal balance of any of such Mortgage Loans was $10,000.00, the maximum principal balance thereof was $649,780.55 and the average principal balance of such Mortgage Loans was $64,152.24. The Mortgage Rates on the Mortgage Loans in the Fixed Rate Group as of the Cut-off Date ranged from 7.75% to 14.95% per annum, and the weighted average Mortgage Rate of the Mortgage Loans in the Fixed Rate Group was 10.40% per annum. The original term to stated maturity of the Mortgage Loans in the Fixed Rate Group as of the Cut-off Date ranged from 60 months to 360 months, the remaining term to stated maturity ranged from 60 months to 360 months, the weighted average original term to stated maturity was approximately 240 months, the weighted average remaining term to stated maturity was approximately 239 months, the weighted average seasoning was approximately one month and the weighted average CLTV (based on property values of the related Mortgage Properties at the time of origination) was 82.05%. As of the Cut-off Date, no Mortgage Loan in the Fixed Rate Group had a stated maturity later than November 15, 2027. Approximately 57.48% of the Mortgage Loans in the Fixed Rate Group by aggregate principal balance as of the Cut-off Date require monthly payments of principal that will fully amortize the Mortgage Loans by their respective maturity dates, and 42.52% of the aggregate principal balance of the Mortgage Loans in the Fixed Rate Group are Balloon Loans.

                                FIXED RATE GROUP
                            GEOGRAPHIC DISTRIBUTION (1)

                                                                                  AGGREGATE         % OF AGGREGATE
                                                                              PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                              NUMBER OF       AS OF THE CUT-OFF    AS OF THE CUT-OFF
STATE                                                      MORTGAGE LOANS            DATE                 DATE
--------------------------------------------------------  -----------------  --------------------  -----------------
Arizona.................................................              1       $        41,905.45            0.06%
Arkansas................................................              2                80,626.02            0.11%
Colorado................................................              2               261,324.00            0.36%
Florida.................................................             77             4,795,668.33            6.69%
Georgia.................................................             85             6,029,350.99            8.41%
Idaho...................................................              1               256,500.00            0.36%
Illinois................................................             60             4,365,487.94            6.09%
Indiana.................................................            109             5,785,422.77            8.07%
Iowa....................................................              8               453,252.84            0.63%
Kansas..................................................              7               218,176.79            0.30%
Kentucky................................................             62             3,449,179.46            4.81%
Louisiana...............................................             46             2,326,685.93            3.24%
Maryland................................................             28             2,185,011.89            3.05%
Michigan................................................             92             6,242,373.92            8.70%
Mississippi.............................................              5               240,361.07            0.34%
Missouri................................................              3               246,301.60            0.34%
North Carolina..........................................             57             3,173,692.74            4.42%
Ohio....................................................            194            13,780,303.76           19.21%
Oregon..................................................              2               251,750.00            0.35%
South Carolina..........................................             76             3,924,735.92            5.47%
Tennessee...............................................            183            12,350,899.26           17.22%
Texas...................................................             10               661,737.29            0.92%
Virginia................................................              3               242,751.70            0.34%
Washington..............................................              1                99,750.00            0.14%
Wisconsin...............................................              1                65,600.00            0.09%
West Virginia...........................................              3               193,351.83            0.27%
                                                                  -----      --------------------         ------
  TOTAL.................................................          1,118       $    71,722,201.50          100.00%
                                                                  -----      --------------------         ------
                                                                  -----      --------------------         ------

(1) Geographic location generally is determined by location of the related Mortgaged Property; however, with respect to certain Mortgage Loans, geographic location is determined by Mortgagor mailing address.

                               FIXED RATE GROUP
                            DISTRIBUTION OF CLTVs

                                                                    AGGREGATE           % OF AGGREGATE
                                                                PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                               NUMBER OF        AS OF THE CUT-OFF     AS OF THE CUT-OFF
RANGE OF CLTV RATIOS                        MORTGAGE LOANS             DATE                  DATE
----------------------------------------  -------------------  --------------------  --------------------
15.00% to 20.00%........................             2         $      37,845.72             0.05%
20.01% to 25.00%........................             1                45,000.00             0.06%
25.01% to 30.00%........................             9               218,215.78             0.30%
30.01% to 35.00%........................             7               170,505.66             0.24%
35.01% to 40.00%........................             9               298,625.02             0.42%
40.01% to 45.00%........................            10               454,244.54             0.63%
45.01% to 50.00%........................            16               536,262.86             0.75%
50.01% to 55.00%........................            23               877,699.00             1.22%
55.01% to 60.00%........................            33             1,993,360.54             2.78%
60.01% to 65.00%........................            41             1,664,611.47             2.32%
65.01% to 70.00%........................            72             3,773,143.92             5.26%
70.01% to 75.00%........................            62             3,936,894.95             5.49%
75.01% to 80.00%........................           250            15,613,649.56            21.77%
80.01% to 85.00%........................           199            12,575,701.85            17.53%
85.01% to 90.00%........................           215            15,304,050.40            21.34%
90.01% to 95.00%........................           164            13,859,657.18            19.32%
95.01% to 100.00%.......................            4                277,279.76             0.39%
100.01% >...............................            1                 85,453.29             0.12%
                                                -----        --------------------         ------
  TOTAL.................................        1,118          $  71,722,201.50           100.00%
                                                -----        --------------------         ------
                                                -----        --------------------         ------

                                FIXED RATE GROUP
                         DISTRIBUTION OF MORTGAGE RATES (1)

                                                                      AGGREGATE           % OF AGGREGATE
                                                                  PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                                NUMBER OF         AS OF THE CUT-OFF     AS OF THE CUT-OFF
RANGE OF MORTAGE RATES                       MORTGAGE LOANS              DATE                  DATE
----------------------------------------  ---------------------  --------------------  --------------------
7.750% to 8.000%........................          5                $   358,172.76               0.50%
8.001% to 8.250%........................         30                  2,121,114.45               2.96%
8.251% to 8.500%........................         21                  1,570,555.66               2.19%
8.501% to 8.750%........................         12                    888,561.13               1.24%
8.751% to 9.000%........................         30                  2,473,136.16               3.45%
9.001% to 9.250%........................         77                  6,256,753.87               8.72%
9.251% to 9.500%........................         84                  6,461,230.38               9.01%
9.501% to 9.750%........................         68                  5,061,116.09               7.06%
9.751% to 10.000%.......................         89                  6,228,168.58               8.68%
10.001% to 10.250%......................         55                  3,550,062.61               4.95%
10.251% to 10.500%......................         92                  5,984,120.43               8.34%
10.501% to 10.750%......................         92                  5,373,431.17               7.49%
10.751% to 11.000%......................         97                  5,818,034.16               8.11%
11.001% to 11.250%......................         52                  3,846,381.56               5.36%
11.251% to 11.500%......................         61                  3,724,016.52               5.19%
11.501% to 11.750%......................         54                  2,523,286.38               3.52%
11.751% to 12.000%......................         56                  3,171,241.26               4.42%
12.001% to 12.250%......................         40                  1,878,498.35               2.62%
12.251% to 12.500%......................         25                  1,181,973.11               1.65%
12.501% to 12.750%......................         27                  1,304,268.72               1.82%
12.751% to 13.000%......................         16                    825,823.75               1.15%
13.001% to 13.250%......................          9                    324,445.48               0.45%
13.251% to 13.500%......................         12                    426,232.72               0.59%
13.501% to 13.750%......................          7                    169,047.83               0.24%
13.751% to 14.000%......................          1                     32,492.54               0.05%
14.001% to 14.250%......................          3                     80,895.83               0.11%
14.501% to 14.750%......................          1                     21,000.00               0.03%
14.751% to 14.950%......................          2                     68,140.00               0.10%
                                              -----          --------------------             ------
  TOTAL.................................      1,118              $  71,722,201.50             100.00%
                                              -----          --------------------             ------
                                              -----          --------------------             ------

(1) Does not reflect any reductions of Mortgage Rates that may be permitted on Program Loans originated under the Sponsor's Incentive Program.

                                FIXED RATE GROUP
                    REMAINING TERM TO MATURITY DISTRIBUTION

                                                                               AGGREGATE           % OF AGGREGATE
                                                                           PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                           NUMBER OF       AS OF THE CUT-OFF      AS OF THE CUT-OFF
MONTHS                                                  MORTGAGE LOANS            DATE                  DATE
-----------------------------------------------------  -----------------  --------------------  ---------------------
60 to 84.............................................              3       $        71,277.87              0.10%
108 to 120...........................................             40             1,301,657.86              1.81%
128 to 144...........................................              4               182,958.10              0.26%
168 to 180...........................................            636            39,763,305.81             55.44%
228 to 240...........................................            159             8,668,409.85             12.09%
288 to 300...........................................             11               714,981.59              1.00%
348 to 360...........................................            265            21,019,610.42             29.31%
                                                               -----      --------------------           ------
  TOTAL..............................................          1,118       $    71,722,201.50            100.00%
                                                               -----      --------------------           ------
                                                               -----      --------------------           ------

                                FIXED RATE GROUP
                       DISTRIBUTION OF PRINCIPAL BALANCES

                                                                               AGGREGATE           % OF AGGREGATE
                                                                           PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                           NUMBER OF       AS OF THE CUT-OFF      AS OF THE CUT-OFF
RANGE OF PRINCIPAL BALANCES                             MORTGAGE LOANS            DATE                  DATE
-----------------------------------------------------  -----------------  --------------------  ---------------------
$25,000 or less......................................            113       $     2,220,190.55              3.10%
25,001 to 30,000.....................................             53             1,483,502.36              2.07%
30,001 to 35,000.....................................             63             2,087,966.56              2.91%
35,001 to 40,000.....................................             82             3,112,465.91              4.34%
40,001 to 45,000.....................................             71             3,045,624.19              4.25%
45,001 to 50,000.....................................             81             3,869,645.14              5.40%
50,001 to 55,000.....................................             73             3,839,550.17              5.35%
55,001 t0 60,000.....................................             73             4,220,856.94              5.89%
60,001 to 65,000.....................................             82             5,145,461.50              7.17%
65,001 to 70,000.....................................             59             3,982,342.92              5.55%
70,001 to 75,000.....................................             61             4,435,541.24              6.18%
75,001 to 80,000.....................................             55             4,281,285.81              5.97%
80,001 to 85,000.....................................             37             3,062,025.13              4.27%
85,001 to 90,000.....................................             33             2,907,288.40              4.05%
90,001 to 95,000.....................................             21             1,958,600.67              2.73%
95,001 to 100,000....................................             19             1,858,746.87              2.59%
100,001 to 105,000...................................             18             1,854,369.04              2.59%
105,001 to 110,000...................................             19             2,040,602.47              2.85%
110,001 to 115,000...................................              8               907,151.74              1.26%
115,001 to 120,000...................................             14             1,654,441.59              2.31%
120,001 to 125,000...................................              6               743,682.75              1.04%
125,001 to 130,000...................................             13             1,664,781.60              2.32%
130,001 to 135,000...................................              8             1,064,326.56              1.48%
135,001 to 140,000...................................             14             1,926,812.30              2.69%
140,001 to 145,000...................................              4               569,373.14              0.79%
145,001 to 150,000...................................              3               443,123.62              0.62%
150,001 to 200,000...................................             23             3,808,347.49              5.31%
200,001 to 250,000...................................              6             1,383,598.69              1.93%
250,001 to 300,000...................................              3               791,011.58              1.10%
300,001 to 350,000...................................              1               309,927.11              0.43%
350,001 to 400,000...................................              1               399,776.91              0.56%
600,000 to 650,000...................................              1               649,780.55              0.91%
                                                               -----      --------------------           ------
  TOTAL..............................................          1,118       $    71,722,201.50            100.00%
                                                               -----      --------------------           ------
                                                               -----      --------------------           ------

                                FIXED RATE GROUP
                         DISTRIBUTION OF PROPERTY TYPE

                                                                               AGGREGATE           % OF AGGREGATE
                                                                           PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                           NUMBER OF       AS OF THE CUT-OFF      AS OF THE CUT-OFF
PROPERTY TYPE                                           MORTGAGE LOANS            DATE                  DATE
-----------------------------------------------------  -----------------  --------------------  ---------------------
Condominium..........................................              6       $       295,011.93              0.41%
Manufactured Housing.................................             52             2,519,677.11              3.51%
PUD..................................................             21             2,502,571.03              3.49%
Single Family Attached...............................             10               515,472.84              0.72%
Single Family Dettached..............................          1,006            64,565,953.22             90.02%
Townhouse............................................              1                46,750.00              0.07%
Two- to Four-Family..................................             22             1,276,765.37              1.78%
                                                               -----      --------------------           ------
  TOTAL..............................................          1,118       $    71,722,201.50            100.00%
                                                               -----      --------------------           ------
                                                               -----      --------------------           ------

                                FIXED RATE GROUP
                           DISTRIBUTION OF OCCUPANCY

                                                                               AGGREGATE           % OF AGGREGATE
                                                                           PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                           NUMBER OF       AS OF THE CUT-OFF      AS OF THE CUT-OFF
OCCUPANCY TYPE                                          MORTGAGE LOANS            DATE                  DATE
-----------------------------------------------------  -----------------  --------------------  ---------------------
Owner Occupied.......................................          1,063       $    69,022,256.82             96.24%
Investor.............................................             50             2,494,044.12              3.48%
Second Home..........................................              5               205,900.56              0.29%
                                                               -----      --------------------           ------
  TOTAL..............................................          1,118       $    71,722,201.50            100.00%
                                                               -----      --------------------           ------
                                                               -----      --------------------           ------

                                FIXED RATE GROUP
                       DISTRIBUTION OF TERM OF SEASONING

                                                                               AGGREGATE           % OF AGGREGATE
                                                                           PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                           NUMBER OF       AS OF THE CUT-OFF      AS OF THE CUT-OFF
MONTHS OF SEASONING                                     MORTGAGE LOANS            DATE                  DATE
-----------------------------------------------------  -----------------  --------------------  ---------------------
0....................................................            181       $    12,979,544.00             18.10%
1 to 12..............................................            937            58,742,657.50             81.90%
                                                               -----      --------------------           ------
  TOTAL..............................................          1,118       $    71,722,201.50            100.00%
                                                               -----      --------------------           ------
                                                               -----      --------------------           ------

Adjustable Rate Group

    As of the Cut-off Date, the Mortgage Loans in the Adjustable Rate Group consisted of 287 Mortgage Loans secured by Mortgaged Properties located in 25 states, as specified in the table below. As of the Cut-off Date, the Mortgage Loans in the Adjustable Rate Group had an aggregate principal balance of $29,603,451.19, the minimum principal balance of any of such Mortgage Loans was $17,594.42, the maximum principal balance thereof was $384,502.27 and the average principal balance of such Mortgage Loans was $103,147.91. As of the Cut-off Date, the weighted average current Mortgage Rate of the Mortgage Loans in the Adjustable Rate Group was 9.73% and the weighted average margin was 6.04%.

    For the Mortgage Loans in the Adjustable Rate Group as of the Cut-off Date, the original term to stated maturity ranged from 180 months to 360 months, the remaining term to stated maturity ranged from 179 months to 360 months, the weighted average remaining term to stated maturity was 358 months, the weighted average original term to stated maturity was 359 months and the weighted average seasoning was approximately two months. No Mortgage Loan in the Adjustable Rate Group as of the Cut-off Date had a stated maturity later than November 15, 2027. All of the Mortgage Loans in the Adjustable Rate Group require monthly payments of principal that will fully amortize the Mortgage Loans by their respective maturity dates.

    As of the Cut-off Date the weighted average original LTV (based on property values of the related Mortgage Properties at the time of origination) of the Adjustable Rate Group was 82.63%. All of the Mortgage Loans included in the Adjustable Rate Group are secured by first lien mortgages or deeds of trust on the related Mortgaged Properties.

    All of the Mortgage Loans included in the Adjustable Rate Group bear interest at a rate equal to six-month LIBOR plus a margin.

    The Adjustable Rate Group Mortgage Loans have semi-annual interest rate and semi-annual payment adjustment frequencies. As of the Cut-off Date, approximately 67.43% of the Mortgage Loans included in the Adjustable Rate Group had initial Mortgage Rates and payments that are fixed for 24 months or more from the date of origination thereof before such Mortgage Loans become subject to the semi-annual adjustment described in the preceding sentence. The margins for the Adjustable Rate Group Mortgage Loans range from 3.500% to 9.100%. Substantially all of the Adjustable Rate Group Mortgage Loans have a semi-annual rate adjustment cap of 1.50%, with approximately 79.80% having a lifetime adjustment cap of 7.0% in excess of the related initial Mortgage Rate, and approximately 20.20% having lifetime caps other than 7.0% in excess of the related initial Mortgage Rate. As of the Cut-off Date, the weighted average number of months until the next adjustment date was 17. The weighted average minimum Mortgage Rate as of the Cut-off Date was 9.98%. The weighted average maximum Mortgage Rate as of the Cut-off Date was 16.44%.

                             ADJUSTABLE RATE GROUP
                            GEOGRAPHIC DISTRIBUTION (1)

                                                                                    AGGREGATE         % OF AGGREGATE
                                                                                PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                               NUMBER OF        AS OF THE CUT-OFF    AS OF THE CUT-OFF
STATE                                                       MORTGAGE LOANS             DATE                 DATE
--------------------------------------------------------  -------------------  --------------------  -----------------
Arizona.................................................               3        $       462,057.67            1.56%
California..............................................              17              3,366,228.68           11.37%
Colorado................................................               3                391,805.48            1.32%
Delaware................................................               1                139,880.15            0.47%
Florida.................................................              14              1,472,887.26            4.98%
Georgia.................................................               6                407,897.44            1.38%
Illinois................................................              26              3,203,118.91           10.82%
Indiana.................................................              28              2,076,826.66            7.02%
Kansas..................................................               2                 58,159.65            0.20%
Kentucky................................................               9                817,980.39            2.76%
Louisiana...............................................               2                187,838.05            0.63%
Maryland................................................               7                984,524.78            3.33%
Michigan................................................              54              5,809,441.80           19.62%
Nevada..................................................               1                139,854.28            0.47%
North Carolina..........................................              10                996,750.97            3.37%
Ohio....................................................              60              4,406,738.33           14.89%
Oregon..................................................               4                558,728.69            1.89%
Pennsylvania............................................               8                884,717.25            2.99%
South Carolina..........................................               1                 70,948.90            0.24%
Tennessee...............................................              22              2,222,500.97            7.51%
Texas...................................................               1                 69,673.34            0.24%
Utah....................................................               2                192,978.61            0.65%
Virginia................................................               3                416,644.01            1.41%
Washington..............................................               1                 68,000.00            0.23%
Wisconsin...............................................               2                197,268.92            0.67%
                                                                   -----        ------------------          ------
  TOTAL.................................................             287        $    29,603,451.19          100.00%
                                                                   -----        ------------------          ------
                                                                   -----        ------------------          ------

(1) Geographic location generally is determined by location of the related
    Mortgaged Property; however, with respect to certain Mortgage Loans, geographic location is determined by Mortgagor mailing address.


                               ADJUSTABLE RATE GROUP
                               DISTRIBUTION OF LTVs


                                                                                   AGGREGATE          % OF AGGREGATE
                                                                               PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                                               NUMBER OF       AS OF THE CUT-OFF     AS OF THE CUT-OFF
RANGE OF LTV RATIOS                                         MORTGAGE LOANS           DATE                   DATE
--------------------------------------------------------  -------------------  --------------------  -----------------
20.00% to 25.00%........................................               1            $    82,000.00            0.28%
25.01% to 30.00%........................................               1                 28,500.00            0.10%
30.01% to 35.00%........................................               1                 84,873.57            0.29%
40.01% to 45.00%........................................               1                118,692.19            0.40%
45.01% to 50.00%........................................               1                 40,000.00            0.14%
50.01% to 55.00%........................................               3                226,328.17            0.76%
55.01% to 60.00%........................................               3                167,498.07            0.57%
60.01% to 65.00%........................................               9                752,291.53            2.54%
65.01% to 70.00%........................................              15              1,557,597.65            5.26%
70.01% to 75.00%........................................              18              1,627,277.71            5.50%
75.01% to 80.00%........................................              84              9,045,093.47           30.55%
80.01% to 85.00%........................................              55              5,303,360.17           17.91%
85.01% to 90.00%........................................              60              6,154,493.01           20.79%
90.01% to 95.00%........................................              33              4,191,728.39           14.16%
95.01% to 100.00%.......................................               1                 39,982.26            0.14%
100.01% >...............................................               1                183,735.00            0.62%
                                                                   -----        ------------------          ------
  TOTAL.................................................            287           $  29,603,451.19          100.00%
                                                                   -----        ------------------          ------
                                                                   -----        ------------------          ------

                             ADJUSTABLE RATE GROUP
                         DISTRIBUTION OF MORTGAGE RATES



                                                                                   AGGREGATE      % OF AGGREGATE
                                                                               PRINCIPAL BALANCE  PRINCIPAL BALANCE
                                                              NUMBER OF        AS OF THE CUT-OFF  AS OF THE CUT-OFF
RANGE OF MORTAGE RATES                                      MORTGAGE LOANS            DATE                DATE
--------------------------------------------------------  -------------------  --------------------  -----------------
6.000% to 6.500%........................................               2            $   244,000.00            0.82%
6.501% to 7.000%........................................               5                706,991.00            2.39%
7.001% to 7.500%........................................               1                 89,000.00            0.30%
7.501% to 8.000%........................................               9              1,397,158.74            4.72%
8.001% to 8.500%........................................              21              3,180,426.84           10.74%
8.501% to 9.000%........................................              35              4,091,026.45           13.82%
9.001% to 9.500%........................................              30              3,037,068.89           10.26%
9.501% to 10.000%.......................................              46              4,970,056.40           16.79%
10.001% to 10.500%......................................              38              3,688,220.47           12.46%
10.501% to 11.000%......................................              34              3,119,807.71           10.54%
11.001% to 11.500%......................................              36              2,832,771.00            9.57%
11.501% to 12.000%......................................              20              1,640,893.20            5.54%
12.001% to 12.500%......................................               5                352,792.22            1.19%
12.501% to 13.000%......................................               4                189,927.14            0.64%
13.001% to 13.500%......................................               1                 63,311.13            0.21%
                                                                   -----        ------------------          ------
  TOTAL.................................................             287          $  29,603,451.19          100.00%
                                                                   -----        ------------------          ------
                                                                   -----        ------------------          ------

                             ADJUSTABLE RATE GROUP
                    REMAINING TERM TO MATURITY DISTRIBUTION


                                                                                    AGGREGATE         % OF AGGREGATE
                                                                                PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                              NUMBER OF         AS OF THE CUT-OFF    AS OF THE CUT-OFF
MONTHS                                                      MORTGAGE LOANS           DATE                  DATE
--------------------------------------------------------  -------------------  --------------------  -----------------
145 to 180..............................................               1            $   100,075.04            0.34%
181 to 240..............................................               2                 57,470.80            0.19%
301 to 360..............................................             284             29,445,905.35           99.47%
                                                                   -----        ------------------          ------
  TOTAL.................................................             287            $29,603,451.19          100.00%
                                                                   -----        ------------------          ------
                                                                   -----        ------------------          ------





                             ADJUSTABLE RATE GROUP
                       DISTRIBUTION OF PRINCIPAL BALANCES


                                                                                    AGGREGATE          % OF AGGREGATE
                                                                                PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                                              NUMBER OF         AS OF THE CUT-OFF     AS OF THE CUT-OFF
RANGE OF PRINCIPAL BALANCES                                 MORTGAGE LOANS            DATE                  DATE
--------------------------------------------------------  -------------------  --------------------  -----------------
$25,000 or less.........................................               3            $    64,327.76            0.22%
25,001 to 30,000........................................               6                165,450.07            0.56%
30,001 to 35,000........................................               5                161,615.21            0.55%
35,001 to 40,000........................................               9                343,418.96            1.16%
40,001 to 45,000........................................               9                386,472.78            1.31%
45,001 to 50,000........................................               8                384,529.22            1.30%
50,001 to 55,000........................................              16                841,848.96            2.84%
55,001 t0 60,000........................................              11                635,624.53            2.15%
60,001 to 65,000........................................              18              1,137,262.27            3.84%
65,001 to 70,000........................................              15              1,022,714.05            3.45%
70,001 to 75,000........................................              11                795,112.01            2.69%
75,001 to 80,000........................................              18              1,383,299.83            4.67%
80,001 to 85,000........................................              12                996,737.61            3.37%
85,001 to 90,000........................................              21              1,840,901.59            6.22%
90,001 to 95,000........................................               7                652,518.47            2.20%
95,001 to 100,000.......................................               4                389,565.00            1.32%
100,001 to 105,000......................................               9                919,315.81            3.11%
105,001 to 110,000......................................               8                868,653.45            2.93%
110,001 to 115,000......................................               9              1,007,954.40            3.40%
115,001 to 120,000......................................               6                700,665.57            2.37%
120,001 to 125,000......................................               5                617,481.41            2.09%
125,001 to 130,000......................................               9              1,146,650.65            3.87%
130,001 to 135,000......................................               4                526,056.89            1.78%
135,001 to 140,000......................................               4                555,689.48            1.88%
140,001 to 145,000......................................               4                563,641.18            1.90%
145,001 to 150,000......................................               6                883,588.37            2.98%
150,001 to 200,000......................................              30              5,158,358.23           17.42%
200,001 to 250,000......................................              10              2,217,587.68            7.49%
250,001 to 300,000......................................               3                807,897.40            2.73%
300,001 to 350,000......................................               3                956,136.87            3.23%
350,001 to 400,000......................................               4              1,472,375.48            4.97%
                                                                   -----        ------------------          ------
  TOTAL.................................................             287        $  29,603,451.19            100.00%
                                                                   -----        ------------------          ------
                                                                   -----        ------------------          ------


                             ADJUSTABLE RATE GROUP
                         DISTRIBUTION OF PROPERTY TYPE

                                                             AGGREGATE                   % AGGREGATE
                                                         PRINCIPAL BALANCE            PRINCIPAL BALANCE
                                         NUMBER OF        AS OF THE CUT-OFF            AS OF THE CUT-OFF
           PROPERTY TYPE               MORTGAGE LOANS           DATE                         DATE
------------------------------------  ----------------  ---------------------        --------------------
Condominium.........................                2       $      77,922.35                     0.26%
Manufactured Housing................                5             309,101.55                     1.04%
PUD.................................                6             595,756.79                     2.01%
Single Family Attached..............                3             177,381.84                     0.60%
Single Family Dettached.............              262          27,425,196.85                    92.64%
Townhouse...........................                3             551,924.37                     1.86%
Two- to -Four Family................                6             466,167.44                     1.57%
                                                -----       ----------------                   ------
  TOTAL.............................              287       $  29,603,451.19                   100.00%
                                                -----       ----------------                   ------
                                                -----       ----------------                   ------

                                            ADJUSTABLE RATE GROUP
                                          DISTRIBUTION OF OCCUPANCY


                                                                  AGGREGATE                AGGREGATE
                                                              PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                       NUMBER OF              AS OF THE CUT-OFF        AS OF THE CUT-OFF
      OCCUPANCY TYPE                 MORTGAGE LOANS                  DATE                     DATE
-----------------------------  -----------------------     ---------------------    -----------------
Owner Occupied...............                      273          $28,737,901.70                97.08%
Investor.....................                       13              799,208.49                 2.70%
Second Home..................                        1               66,341.00                 0.22%
                                                 -----        ----------------                ------
  TOTAL......................                      287          $29,603,451.19                100.00%
                                                 -----        ----------------                ------
                                                 -----        ----------------                ------

                                                   ADJUSTABLE RATE GROUP
                                               DISTRIBUTION OF TERM OF SEASONING


                                                   AGGREGATE           % OF AGGREGATE
                                               PRINCIPAL BALANCE      PRINCIPAL BALANCE
                               NUMBER OF       AS OF THE CUT-OFF      AS OF THE CUT-OFF
    MONTHS OF SEASONING      MORTGAGE LOANS           DATE                  DATE
  ------------------------  ----------------  --------------------  ---------------------
0.......................             45       $   4,179,791.00                 14.12%
1 to 12.................            242          25,423,660.19                 85.88%
                                 ------       ----------------                ------
  TOTAL.................            287       $  29,603,451.19                100.00%
                                 ------       ----------------                ------
                                 ------       ----------------                ------

                              ADJUSTABLE RATE GROUP
                      DISTRIBUTION OF MAXIMUM MORTGAGE RATES


                                                  AGGREGATE           % OF AGGREGATE
                                              PRINCIPAL BALANCE      PRINCIPAL BALANCE
                              NUMBER OF       AS OF THE CUT-OFF      AS OF THE CUT-OFF
  MAXIMUM MORTGAGE RATES    MORTGAGE LOANS           DATE                  DATE
-------------------------  ----------------  --------------------  ---------------------
13.000% to 13.500%.......         2          $   244,000.00                  0.82%
13.501% to 14.000%.......         7            1,065,020.20                  3.60%
14.001% to 14.500%.......         7            1,629,200.55                  5.50%
14.501% to 15.000%.......        24            3,597,255.35                 12.15%
15.001% to 15.500%.......        23            2,618,778.80                  8.85%
15.501% to 16.000%.......        27            2,856,749.51                  9.65%
16.001% to 16.500%.......        30            3,206,543.05                 10.83%
16.501% to 17.000%.......        41            4,095,141.36                 13.83%
17.001% to 17.500%.......        33            2,723,263.73                  9.20%
17.501% to 18.000%.......        30            2,670,873.88                  9.02%
18.001% to 18.500%.......        34            2,683,192.49                  9.06%
18.501% to 19.000%.......        20            1,640,893.20                  5.54%
19.001% to 19.500%.......         4              319,300.80                  1.08%
19.501% to 20.000%.......         4              189,927.14                  0.64%
20.001% to 20.500%.......         1               63,311.13                  0.21%
                              -----        ----------------                 ------
  TOTAL..................       287        $  29,603,451.19                 100.00%
                              -----        ----------------                 ------
                              -----        ----------------                 ------

                             ADJUSTABLE RATE GROUP
                     DISTRIBUTION OF MINIMUM MORTGAGE RATES

                                              AGGREGATE        % OF AGGREGATE
                                          PRINCIPAL BALANCE   PRINCIPAL BALANCE
                           NUMBER OF      AS OF THE CUT-OFF   AS OF THE CUT-OFF
MINIMUM MORTGAGE RATES   MORTGAGE LOANS         DATE                DATE
----------------------   --------------   -----------------   -----------------
7.001% to 7.500%......         2           $   244,000.00          0.82%
7.501% to 8.000%......         9             1,184,264.30          4.00%
8.001% to 8.500%......         8             1,809,200.55          6.11%
8.501% to 9.000%......        29             4,066,181.53         13.74%
9.001% to 9.500%......        34             3,220,108.12         10.88%
9.501% to 10.000%.....        47             4,868,068.99         16.44%
10.001% to 10.500%....        44             4,597,175.06         15.53%
10.501% to 11.000%....        40             3,770,152.14         12.74%
11.001% to 11.500%....        40             3,201,003.47         10.81%
11.501% to 12.000%....        23             1,986,128.04          6.71%
12.001% to 12.500%....         5               352,792.22          1.19%
12.501% to 13.000%....         5               241,065.64          0.81%
13.001% to 13.500%....         1                63,311.13          0.21%
                          ------           --------------        ------
  TOTAL...............       287           $29,603,451.19        100.00%
                          ------           --------------        ------
                          ------           --------------        ------

                             ADJUSTABLE RATE GROUP
                            DISTRIBUTION OF MARGINS

                                                   AGGREGATE           % OF AGGREGATE
                                               PRINCIPAL BALANCE     PRINCIPAL BALANCE
                              NUMBER OF        AS OF THE CUT-OFF     AS OF THE CUT-OFF
         MARGINS          MORTGAGE LOANS            DATE                  DATE
----------------------    ----------------   -------------------  --------------------
3.001% to 3.500%......           2          $   244,000.00               0.82%
3.501% to 4.000%......          10            1,155,432.92               3.90%
4.001% to 4.500%......           4              356,716.10               1.20%
4.501% to 5.000%......          25            3,023,152.15              10.21%
5.001% to 5.500%......          44            4,823,283.70              16.29%
5.501% to 6.000%......          54            6,540,682.60              22.09%
6.001% to 6.500%......          49            5,234,570.94              17.68%
6.501% to 7.000%......          36            2,961,638.14              10.00%
7.001% to 7.500%......          32            3,060,035.62              10.34%
7.501% to 8.000%......          23            1,584,124.16               5.35%
8.001% to 8.500%......           4              312,943.10               1.06%
8.501% to 9.000%......           3              154,917.74               0.52%
9.001% to 9.500%......           1              151,954.02               0.51%
                            ------           --------------            ------
    TOTAL.............         287          $29,603,451.19              100.00%
                            ------           --------------            ------
                            ------           --------------            ------

                             ADJUSTABLE RATE GROUP
                        NET INTEREST RATE ADJUSMENT DATE

                                                         AGGREGATE           % OF AGGREGATE
                                                     PRINCIPAL BALANCE      PRINCIPAL BALANCE
            NEXT INTEREST           NUMBER OF        AS OF THE CUT-OFF      AS OF THE CUT-OFF
           ADJUSTMENT DATE       MORTGAGE LOANS             DATE                  DATE
-----------------------------  -------------------  --------------------    -----------------
February 1, 1998.............               2        $       288,474.18              0.97%
March 1, 1998................               4                598,092.71              2.02%
April 1, 1998................               1                194,851.06              0.66%
May 1, 1998..................              30              3,739,652.45             12.63%
May 15, 1998.................              10                918,425.00              3.10%
June 1, 1998.................              25              2,442,858.19              8.25%
June 15, 1998................               2                209,520.00              0.71%
November 15, 1998............               1                 60,200.00              0.20%
July 1, 1999.................               1                 51,138.50              0.17%
August 1, 1999...............               4                655,942.52              2.22%
September 1, 1999............              38              5,365,853.34             18.13%
September 6, 1999............               1                 68,824.34              0.23%
September 15, 1999...........               7                530,975.06              1.79%
October 1, 1999..............              66              6,389,536.36             21.58%
October 15, 1999.............              11                874,122.13              2.95%
November 1, 1999.............              53              4,479,610.35             15.13%
November 15, 1999............              13              1,196,960.00              4.04%
December 1, 1999.............              16              1,447,215.00              4.89%
December 15, 1999............               2                 91,200.00              0.31%
                                          ---       --------------------           ------
     TOTAL...................             287        $    29,603,451.19            100.00%
                                          ---       --------------------           ------
                                          ---       --------------------           ------

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

    (a)  Not applicable.

    (b)  Not applicable.

    (c)  Exhibits:

         1.1 Underwriting Agreement dated November 25, 1997 between EquiVantage Acceptance Corp. and Prudential Securities Incorporated, as representative of the Underwriters named therein

         1.2 Guaranty of EquiVantage Inc. dated December 15, 1997 relating to performance of certain obligations of EquiVantage Acceptance Corp.

         4.1 Pooling and Servicing Agreement dated as of December 1, 1997 among EquiVantage Acceptance Corp., EquiVantage Inc. and Norwest Bank Minnesota, National Association

         4.2 Surety Bond effective December 15, 1997 issued by Financial Guaranty Insurance Company relating to EquiVantage Home Equity Loan Trust 1997-4

         4.3 Master Loan Transfer Agreement dated as of December 1, 1997 between EquiVantage Acceptance Corp. and EquiVantage Inc.

         4.4 Conveyance Agreement dated as of December 1, 1997 between EquiVantage Acceptance Corp. and EquiVantage Inc.

         8.1  Opinion of Andrews & Kurth L.L.P. as to tax matters

        23.1  Consent of Andrews & Kurth L.L.P. (included in Exhibit 8.1)

                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             EQUIVANTAGE ACCEPTANCE CORP.


                             By:  /s/ Elizabeth Folk
                                  ------------------------
                                     Elizabeth Folk
                                     Senior Vice President



Date:  December 29, 1997

                                  INDEX TO EXHIBITS

Exhibit
Number                       Exhibit
-------                      -------

    1.1 Underwriting Agreement dated November 25, 1997 between EquiVantage Acceptance Corp. and Prudential Securities Incorporated, as representative of the Underwriters named therein

    1.2 Guaranty of EquiVantage Inc. dated December 15, 1997 relating to performance of certain obligations of EquiVantage Acceptance Corp.

    4.1 Pooling and Servicing Agreement dated as of December 1, 1997 among EquiVantage Acceptance Corp., EquiVantage Inc. and Norwest Bank Minnesota, National Association

    4.2 Surety Bond effective December 15, 1997 issued by Financial Guaranty Insurance Company relating to EquiVantage Home Equity Loan Trust 1997-4

    4.3 Master Loan Transfer Agreement dated as of December 1, 1997 between EquiVantage Acceptance Corp. and EquiVantage Inc.

    4.4 Conveyance Agreement dated as of December 1, 1997 between EquiVantage Acceptance Corp. and EquiVantage Inc.

    8.1            Opinion of Andrews & Kurth L.L.P. as to tax matters

    23.1           Consent of Andrews & Kurth L.L.P. (included in Exhibit 8.1)